Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 of Community West Bancshares fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,



/s/ Michael A. Alexander
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Michael A. Alexander
President and Chief Executive Officer



/s/ Charles G. Baltuskonis
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Charles G. Baltuskonis
Executive Vice President and Chief Financial Officer
Dated:  August 8, 2003